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                                                                  EXHIBIT 99.(n)



                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in the Registration Statement on Form N-2 of Eaton Vance Pennsylvania Municipal Income Trust of our report, dated January 22, 1999, appearing in the Statement of Additional Information, which is part of this Registration Statement.



/s/ Deloitte & Touche LLP
----------------------------------
    Deloitte & Touche LLP


Boston, Massachusetts
January 22, 1999